UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2016

NETSUITE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33870	94-3310471
(Commission File Number)	(IRS Employer Identification No.)

2955 Campus Drive, Suite 100 San Mateo, California	94403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 627-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by NetSuite Inc. (the “Company” or “NetSuite”) on August 1, 2016, NetSuite entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated July 28, 2016, by and among OC Acquisition LLC, a Delaware limited liability company (“Parent”), Napa Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and Oracle Corporation, a Delaware corporation and the ultimate parent entity of Parent and Purchaser (“Oracle”). Pursuant to the Merger Agreement, Purchaser commenced a cash tender offer to purchase all of the issued and outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), for a purchase price of $109.00 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and subject to any required tax withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 18, 2016 (the “Offer to Purchase”) and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Offer and withdrawal rights expired as scheduled at 12:00 midnight, Eastern Time, at the end of November 4, 2016 (such date and time, the “Expiration Time”), without being extended. American Stock Transfer & Trust Company, LLC, the depositary for the Offer, has advised that, as of the Expiration Time: (i) 62,330,605 Shares (excluding Shares tendered pursuant to guaranteed delivery procedures that are not yet delivered in settlement or satisfaction of such guarantee) had been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 76.4% of the aggregate number of then issued and outstanding Shares; and (ii) 21,775,553 Shares (excluding (A) Shares tendered pursuant to guaranteed delivery procedures that have not yet been delivered in settlement or satisfaction of such guarantee and (B) Shares beneficially owned by (1) NetSuite Restricted Holdings LLC (“NRH”), Lawrence J. Ellison, David Ellison and Margaret Ellison (and their respective affiliates who beneficially own Shares) (the “LJE Parties”), (2) Oracle or its affiliates or (3) any executive officers or directors of NetSuite or their affiliates) had been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 53.2% of the aggregate number of then issued and outstanding Shares (excluding, from such issued and outstanding Shares, Shares beneficially owned by (x) the LJE Parties, (y) Oracle or its affiliates or (z) any executive officers or directors of NetSuite or their affiliates). Accordingly, the Minimum Condition to the Offer has been satisfied. As a result of the satisfaction of the Minimum Condition and each of the other conditions to the Offer, Purchaser has accepted for payment all Shares that were validly tendered and not properly withdrawn pursuant to the Offer. In addition, the Depositary has advised that, as of the Expiration Time, 1,037,279 Shares have been tendered by Notice of Guaranteed Delivery, representing approximately 1.3% of the aggregate number of then issued and outstanding Shares.

On November 7, 2016, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (“DGCL”), Purchaser was merged with and into NetSuite, with NetSuite being the surviving corporation (the “Merger”). Upon completion of the Merger, NetSuite became a subsidiary of Oracle.

At the effective time of, and as a result of, the Merger and pursuant to the terms and subject to the conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive the Offer Price, in cash, without interest thereon and subject to any required tax withholding, other than (i) Shares held by NetSuite as treasury stock, by any subsidiary of NetSuite or by Oracle, Parent, Purchaser or any of their respective subsidiaries and (ii) Shares held by stockholders who properly exercised appraisal rights under the DGCL.

In addition, at the effective time of and as a result of the Merger and without any action on the part of the holders thereof, pursuant to the terms and subject to the conditions of the Merger Agreement, the unvested portion of each outstanding stock option, restricted stock, restricted stock unit, performance share or performance share unit of NetSuite (each, a “NetSuite Compensatory Award”) that was outstanding immediately prior to the effective time of the Merger and that was then held by a Person (as defined in the Merger Agreement) who was an employee of NetSuite or any of its subsidiaries immediately prior to the effective time of the Merger, was assumed by Oracle and converted automatically at the effective time of the Merger into a corresponding option, share of restricted stock, restricted stock unit, performance share or performance share unit, as the case may be, denominated in shares of common stock of Oracle and subject to terms and conditions identical to those in effect at the effective time of the Merger (each such assumed unvested portion of a NetSuite Compensatory Award, an “Assumed NetSuite Award”), except that (i) the number of shares of the common stock of Oracle subject to each such Assumed NetSuite Award upon the assumption thereof at the effective time of the Merger was determined by multiplying the number of Shares subject to such Assumed NetSuite Award by a fraction (the “Award Exchange Ratio”), the numerator of which is the Offer Price and the denominator of which is the average closing price of common stock of Oracle on the New York Stock Exchange over the five (5) trading days immediately preceding (but not including) the date on which the effective time of the Merger occurred (rounded down to the nearest whole share), (ii) Oracle or one of its affiliates shall have any and all administrative authority with respect to such Assumed NetSuite Award, and (iii) if applicable, the exercise or purchase price per share of each such Assumed NetSuite Award was equal to the prior exercise or purchase price per share of such Assumed NetSuite Award divided by the Award Exchange Ratio (rounded upwards to the nearest whole cent).

Further, at the effective time of the Merger, the vested portion (including any portion that pursuant to its terms becomes vested solely as a result of the transactions contemplated by the Merger Agreement) of each NetSuite Compensatory Award that was outstanding immediately prior to the effective time of the Merger (each such vested portion of a NetSuite Compensatory Award, a “Cashed Out Compensatory Award”) was not assumed by Oracle and was, immediately prior to the effective time of the Merger, cancelled and extinguished and, in exchange for the Cashed Out Compensatory Award, each former holder of any such Cashed Out Compensatory Award has the right to receive an amount in cash equal to the product of (x) the aggregate number of Shares subject to such Cashed Out Compensatory Award immediately prior to the effective time of the Merger and (y) the Offer Price less any per share exercise or purchase price of such Cashed Out Compensatory Award immediately prior to such cancellation (such amounts payable hereunder being referred to as the “Compensatory Award Payments”). From and after the effective time of the Merger, any such Cashed Out Compensatory Award is no longer exercisable or settleable in shares by the former holder of such Cashed Out Compensatory Award, but instead the holder is only entitled to the payment of the Compensatory Award Payment, if any; provided that any Cashed Out Compensatory Award that has an exercise or purchase price equal to or greater than the Offer Price was cancelled without any consideration therefor. The Compensatory Award Payments will be paid as soon as practicable following the effective time of the Merger, without interest.

Finally, any performance metrics relating to any performance shares or performance share units of NetSuite (each, a “NetSuite Performance Award”) that, immediately prior to the effective time of the Merger, remained subject to the achievement of such performance metrics were either (i) deemed achieved at target levels as of immediately prior to the effective time of the Merger or (ii) with respect to NetSuite Performance Awards granted in April 2016, treated in accordance with the applicable award agreement. Any NetSuite Performance Awards that were deemed achieved at target levels pursuant to clause (i) will then be subject to vesting based on continued service with NetSuite, Parent, Oracle or their respective subsidiaries through (a) with respect to awards (or portion thereof) that would vest upon completion of the performance period, the end of the performance period to which the applicable performance metrics relate, or (b) with respect to awards (or portion thereof) that were scheduled to vest following the completion of the performance period, the scheduled vesting dates applicable to such awards. Notwithstanding the foregoing, at the effective time of the Merger, the unvested portion of each NetSuite Compensatory Award that was outstanding immediately prior to the effective time of the Merger and that was held by a Person (as defined in the Merger Agreement) who was not an employee of NetSuite or any of its subsidiaries as of immediately prior to the effective time of the Merger (each such unvested portion of a NetSuite Compensatory Award, a “Terminated Compensatory Award”) were not assumed by Oracle and were, immediately prior to the effective time of the Merger, cancelled and extinguished for no consideration. From and after the effective time of the Merger, any such Terminated Compensatory Award is no longer exercisable by the former holder thereof or settleable in Shares.

The aggregate consideration paid by Oracle, Parent and Purchaser in the Offer and Merger was approximately $9.4 billion, without giving effect to related transaction fees and expenses. Oracle, Parent and Purchaser funded the consideration paid to stockholders in the Offer and pursuant to the Merger through Oracle’s internally available cash, cash from operations and cash from previous borrowings.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, NetSuite notified the New York Stock Exchange (the “NYSE”) on November 7, 2016 that the Merger was consummated, and trading of the common stock of NetSuite on the NYSE has been suspended. Accordingly, the NYSE has filed a notification of delisting of the Company’s common stock from the NYSE and deregistration of NetSuite’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 with the SEC. NetSuite intends to file a certification on Form 15 with the SEC to cause NetSuite’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed under Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Purchaser’s acceptance for payment on November 5, 2016 of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer, and the consummation of the Merger pursuant to Section 251(h) of the DGCL on November 7, 2016, a change in control of NetSuite occurred and NetSuite now is a subsidiary of Oracle.

The information disclosed under Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Zachary Nelson, Evan Goldberg, James McGeever, William Beane III, Deborah Farrington, Catherine R. Kinney, Kevin Thompson, Edward J. Zander and Steven J. Gomo resigned from his or her respective position as a member of the Board of Directors, and any committee thereof, of NetSuite, effective at the effective time of the Merger on November 7, 2016. Following the Merger and pursuant to the terms of the Merger Agreement, at the effective time of the Merger on November 7, 2016, the size of the Board of Directors of NetSuite was reduced to one member and Brian S. Higgins was appointed as the sole member of the Board of Directors of the Company.

Following the Merger and pursuant to the terms of the Merger Agreement, at the effective time of the Merger on November 7, 2016, the officers of Purchaser immediately prior to the effective time of the Merger became the officers of the Company following the effective time, with Dorian Daley appointed as President of the Company and Gregory Hilbrich appointed as Treasurer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation and bylaws of the Company were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Purchaser in effect immediately prior to the effective time of the Merger. The amended and restated certificate of incorporation and third amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

2.1	Agreement and Plan of Merger, dated as of July 28, 2016, by and among NetSuite Inc., OC Acquisition LLC, Napa Acquisition Corporation and Oracle Corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2016)

3.1	Amended and Restated Certificate of Incorporation of NetSuite Inc.

3.2	Amended and Restated Bylaws of NetSuite Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSUITE INC.

November 8, 2016	By:	/s/ BRIAN S. HIGGINS
Brian S. Higgins
Vice President & Secretary

Exhibit Index

Exhibit Number	Title

2.1	Agreement and Plan of Merger, dated as of July 28, 2016, by and among NetSuite Inc., OC Acquisition LLC, Napa Acquisition Corporation and Oracle Corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2016)

3.1	Amended and Restated Certificate of Incorporation of NetSuite Inc.

3.2	Amended and Restated Bylaws of NetSuite Inc.